UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2024

EVENTIKO INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-239589	95-1535709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Woodmont Ln NW, #2639 Atlanta, GA 30318
(Address of Principal Executive Offices)

404-549-4542

Registrant’s telephone number, including area code

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On 4th March 2024, Eventiko Inc (the “Company”) announced the resignation of Mr Wei Zhong as President and Chief Executive Officer and a director of the Company. Mr Wei’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

Also on 4th March 2024, the Company appointed Mr Yap Chin Liang as its President and Chief Executive Officer, and as a director of the Company with immediate effect.

Concurrently, the Company has appointed Mr Thaw Tran and Mr Eduardo A Lopez to its Board of Directors, with immediate effect.

The business background descriptions of the newly appointed officers and directors are as follows:

Chief Executive Officer and Director – Yap Chin Liang

Mr Yap, 46 years old, most recently served as Operations Director at Suria Software Ltd before leaving in 2020 to open his own consulting firm. Mr Yap obtained his Bachelor’s degree in Business Studies from Darul Terengganu Universiti.

Director – Thaw Tran

Mr Tran, 38 years old, will serve as a member of the Company’s Board of Directors. Mr Tran is a senior full-stack engineer at Australian car-sharing application UberCarShare.com. Prior to working at UberCarShare.com, Mr Tran was employed as senior full-stack engineer at SaaS company Designfiles and freelance development portal Glolent. Mr Tran is also the sole founder of digital marketing tool Tagon, and has extensive experience with database technologies MySQL, PostgreSQL and MongoDB, as well as multiple current programming languages including Python. Mr Tran was educated at the Hanoi University of Technology.

Director – Eduardo A Lopez

Mr Lopez, 39 years old, will serve as a member of the Company’s Board of Directors. Mr Lopez is Software Development Team Leader at website design and development company Creativ Digital. Prior to this appointment, Mr Lopez served as Operations Head at software services company Ibial Ltd, concurrently serving as Senior Developer. He also served as Chief Information Officer at marketing firm Naxum, and as Lead PHP Developer at Siggway Higgs Group. Mr Lopez has extensive experience with both the operational and administration aspects of Technology businesses, and is well-versed with languages such as PHP / Java / Perl / Python / MYSQL / MSSQL / DB2. He obtained his college education at the Systems Technology Institute in Cebu City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENTIKO INC.

Date: March 4, 2024	By:	/s/ Yap Chin Liang
Name: Yap Chin Liang
Title: CEO